UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, DC  20549

                          FORM 8-K

                       CURRENT REPORT

             Pursuant to Section 13 or 15(d) of
             The Securities Exchange Act of 1934


Date of Report  (Date of the earliest event reported)  July 6, 2005


                    Lifetime Brands, Inc.
   (Exact name of registrant as specified in its charter)

                          Delaware
       (State or other jurisdiction of incorporation)



   0-19254                                11-2682486
(Commission File Number)           (IRS Employer Identification No.)


One Merrick Avenue, Westbury, New York                 11590
(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:  (516)683-6000


               N/A
(Former name or former address, if changed since last report)




Item 5.02.  Departure of Director

Mr. Bruce Cohen resigned as an employee, an officer and a director of the Company, effective July 6, 2005.






                          Signature

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                    Lifetime Brands, Inc.

                    By:   /s/ Robert McNally
                         Robert McNally
                         Vice President of Finance and
                          Chief Financial Officer


Date:  July 7, 2005